Exhibit 99.1

              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code


         I, Norman E. Johnson, the chief executive officer of CLARCOR Inc., certify that (i) the Form 10-Q Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.





                                          /s/ Norman E. Johnson
                           ----------------------------------------------------
                                            Norman E. Johnson
                                Chairman of the Board, President and Chief
                                              Executive Officer



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